UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2021 (May 7, 2021)

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Millstone Road, Building 400 Suite 130 East Windsor, NJ, United States	08512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 1 (888) 827-4832

11-F, Building #12, Sunking Plaza, Gaojiao Road

Hangzhou, Zhejiang, People’s Republic of China

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GTEC	The NASDAQ Stock Market LLC

ITEM 2.02 Results of Operations and Financial Condition

On May 7, 2021, Greenland Technologies Holding Corporation (the “Company”) issued a press release to announce that it planned to report its unaudited financial results for the first quarter ended March 31, 2021 on Wednesday May 12, 2021, before the U.S. market opens. On May 12, 2021, the Company issued a press release to report its unaudited financial results for the first quarter ended March 31, 2021. Copies of both of the press releases are being filed as Exhibit 99.1 and Exhibit 99.2 attached hereto and are incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Greenland Technologies to Report First Quarter 2021 Unaudited Financial Results on Wednesday, May 12, 2021

99.2	Greenland Technologies Holding Corporation Reports First Quarter 2021 Unaudited Financial Results

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

May 12, 2021	By:	/s/ Raymond Z. Wang
	Name:	Raymond Z. Wang
	Title:	Chief Executive Officer

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